(ICON)

Prudential
Global
Fund, Inc.

ANNUAL
REPORT

Oct. 31, 1995

(LOGO)

Prudential Global Fund, Inc.

Performance At A Glance.

The global stock markets rebounded this year, posting a 5% return for the six months ended October, as measured by the Morgan Stanley World Index. This performance marks a sharp reversal from last winter, when a series of negative surprises sent most foreign stock markets lower. We are pleased to report that for the 12-month periods ended in October the Prudential Global Fund Class A shares performed better than the average global fund measured by Lipper Analytical Services.

Cumulative Total Returns1                                       As of 10/31/95
                            One         Five         Ten             Since
                            Year       Years        Years         Inception2
               Class A       5.7%        75.1%        N/A            55.1%
               Class B       5.0         68.9        195.0%         315.5
               Class C       5.0         N/A          N/A             8.7

Lipper Global Fund Avg3      5.2         69.6        250.8          352.2

Average Annual Total Returns1                                     As of9/30/95

                            One         Five         Ten             Since
                            Year       Years        Years          Inception2
               Class A       5.6%        12.3%        N/A             7.5%
               Class B       5.5         12.5        11.7%           13.6
               Class C       9.5         N/A          N/A             9.5

Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front end sales load of 5% for

Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1%, for six years. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis, after approximately seven years.

2 Inception dates: 1/22/90 Class A; 5/16/84 Class B; 8/1/94 Class C.

3 The Lipper Fund average includes 120 funds in the global category for one year; 30 funds for five years; and nine since inception, as determined by Lipper Analytical Services, Inc.

How Investments Compared.
(As of 10/31/95)
(CHART)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns to show that some of 1995's returns in the U.S. market (so far) are higher than normal. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.

Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes substantially) and their returns are historically lower than those of stock funds.

Global Stock Funds will also fluctuate a great deal. Historically, foreign investments have offered greater returns than domestic investments. However, investments overseas are subject to political, social, and currency risks that may affect performance.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.

Dan Duane, Fund Manager
(PHOTO)

Portfolio
Manager's Report

The Prudential Global Fund invests primarily in U.S. and foreign stocks. It invests globally, so the Fund is subject to all the risks associated with foreign investing, including currency, political and social risks.

Growth Investor.
Daniel J. Duane, managing director and portfolio manager, works with a team of investment professionals to identify long-term economic, social and demographic themes that will lead to high earnings growth levels.


Strategy Session.

Foreign stock markets look attractive to us. Last winter, many foreign markets struggled through currency turmoil, financial scandals and a general crisis of confidence among global stock investors. We thought most of those worries were unfounded and, since April, more investors have been seeing things from our point of view. What do they see? Economic growth has been more robust in many foreign countries than in the U.S., and while corporate earnings overseas have generally exceeded expectations, they have only begun to be reflected in foreign stock prices.

Our strategy in the Prudential Global Fund has been to emphasize economically-sensitive stocks in three key areas: the United States, Europe and the Pacific Rim.

For long-term growth potential, our favorite regions are Europe and the smaller Pacific Rim markets, where corporate earnings have been strong.

-In the Pacific Rim, we are adding to our holdings in Hong Kong, as we expect companies there will be the prime beneficiaries of renewed growth in mainland China.

-We are also adding slightly to our Japanese holdings (now 15% of total net assets, up from 12%), where stocks benefited from both the weakening yen (which makes exports more attractive to overseas consumers) and the government's action to strengthen the banking sector.

-We are reducing our holdings in Malaysia, where the economy has been growing so rapidly that it is overheating. We see no signs the government will do anything to cool it down soon.

-Around the world, we're buying luxury retailers, entertainment and leisure companies. As the baby boomers age, we think they'll have more disposable income to spend on the finer things in life.

Sector Breakdown.
Prudential Global Fund
As of 10/31/95
(CHART)

What Went Well.

Change In Europe.

We took advantage of a broadening economic recovery in Europe by shifting assets from companies that benefit early in the business cycle to those that benefit later. So we sold basic materials stocks in the chemical and steel industries (typical "early business cycle" stocks) and bought consumer-oriented stocks in the retail, machinery, telecommunications and technology sectors.

We also took profits in some of our stronger performers. For instance, we sold some of our holdings in German data processing and reproduction company Sap, in French engineering company Sidel, and in Finnish cellular phone manufacturer Nokia, whose price has more than doubled in the past year. Nokia is one of our favorite companies -- and it remains one of our largest holdings.

Technology Was Tops.

Our decision this summer to sell some U.S. computer hardware stocks proved wise. We worry that new productive capacity now being built will depress hardware prices in the next year or two despite continuing strong demand. So we have moved assets into software manufacturers, who stand to benefit from wider and cheaper hardware availability. Our only remaining U.S. hardware company is Texas Instruments. Abroad, we're down to positions in Samsung Electronics (memory chips) and Kyocera (ceramic packages for microprocessors).

And Not So Well.

We Could Have Made More in the U.S.A.

While our U.S. stocks performed substantially better than the S&P 500, we could have benefited by holding an even greater exposure there. The U.S. stock market led all other world markets over the past year, but accounted for just 20% of the Fund's assets as of October 31.

Five Largest Holdings.*

2.5%                  Nokia
                      Telecommunications

2.4%                  Microsoft
                      Computer Software

2.3%                  Western Mining
                      Metals - Non-ferrous

2.2%                  Sap Ag
                      Data Processing & Repro

2.2%                  Nintendo
                      Recreation & Other
                      Consumer Goods

*Expressed as a percentage of total net assets as of 10/31/95. Portfolio holdings are subject to change.

Looking Ahead.

We are optimistic many global markets will catch up to the U.S., posting stronger gains in coming months. We believe many companies still show strong potential for increased earnings both from productivity improvements and from the effects of economic growth. We'll be watching the government-owned companies that are sold to the public next year --we might find some bargains here, but some recent deals have not gone well for investors. Our favorite area is still the smaller Pacific Rim countries. Growth in China should take hold next year, which will really boost sales and revenues for the Asian companies that sell goods and services to China. Still, we wouldn't be surprised if the lingering effects of the year's financial turmoil continues to add an extra measure of volatility to global funds.
-------------------------------------------------------------------------------

President's Letter

(PHOTO)
                                                          December 11, 1995
Dear Shareholder:

For many investors, 1995 was a profitable year -- most stock and bond funds enjoyed healthy returns from the U.S. markets. While climbing returns can tempt even the most skittish investors to start buying again, it is important to remember that the stock and bond markets go down just as they go up. At times like these, remember the importance of working with your Financial Advisor or Registered Representative to help you find investments that are consistent with your risk tolerance and time horizon. Your Financial Advisor or Registered Representative can help you maintain realistic expectations about both the potential performance and risks associated with your investments.

American Dream Savings Account.

The U.S. Congress is now considering one of the most significant and positive pieces of legislation to affect individual investors -- the American Dream Savings Account. This legislation may improve the traditional Individual Retirement Account (IRA) by allowing higher non-working spouse contributions as well as tax-free and penalty-free withdrawals from the account before age
59 1/2, for certain expenses. We will keep our Financial Advisors and Registered Representatives updated on the progress of this legislation, so call him or her to learn how you may benefit.

Shareholder Legislative Action Program.

From time to time we've be informing you about significant legislation before Congress, such as the American Dream Savings Account, that may potentially impact mutual fund investors. We want to make it easier for you to share your views with your Congressional member. So, beginning in 1996, your shareholder reports will contain postage-paid message cards that you simply drop in the mail if you want to let your senator or representative know how you feel about pending legislation.

Fund Profiles.

Over the past year, we've worked to make your shareholder reports more interesting, informative and easy to read. This year, we'll be turning our attention to "fund profiles." Some mutual fund companies now offer one to shareholders along with a full prospectus. The purpose of a fund profile is to provide a very brief, reader-friendly summary of a fund's objective, investments, risks and expenses. Would you like to see fund profiles from us? Please call your Financial Advisor or Registered Representative to share your views.

As always, thank you for your confidence in Prudential Mutual Funds.

Sincerely,

Richard A. Redeker
President
-------------------------------------------------------------------------------
2

Portfolio of Investments as of October 31, 1995     PRUDENTIAL GLOBAL FUND, INC.

Shares      Description                     Value (Note 1)
    ------------------------------------------------------------
LONG-TERM INVESTMENTS--96.1%
COMMON STOCKS--94.9%
    ------------------------------------------------------------
Australia--8.0%
  371,500   Brambles Industries, Ltd. (Business
              & Public Services)                   $   3,948,457
  518,417   Broken Hill Proprietary Co., Ltd.
              (Other Energy Sources)                   7,017,689
1,374,919   Coca-Cola Amatil, Ltd. (Beverages &
              Tobacco)                                10,635,403
1,486,600   Nine Network Australia, Ltd.
              (Broadcasting & Publishing)              4,731,007
   62,900   Qantas Airways Limited (ADR)
              (Airlines)                               1,111,020
  398,000   Qantas Airways, Ltd.*
              (Transportation-Airlines)                  702,998
1,794,125   Western Mining Corp. Holdings, Ltd.
              (Metals-Non Ferrous)                    11,501,327
                                                   -------------
                                                      39,647,901
------------------------------------------------------------
Belgium--0.7%
    5,000   Bekaert S.A., N.V. (Industrial
              Components)                              3,676,534
------------------------------------------------------------
Federal Republic of Germany--3.5%
    9,920   Linde AG (Machinery & Engineering)         6,089,777
   70,000   Sap Ag (Data Processing &
              Reproduction)                           11,088,322
                                                   -------------
                                                      17,178,099
------------------------------------------------------------
Finland--2.5%
  213,700   Nokia Corp. (Telecommunication
              Equipment)                              12,222,782
France--6.4%
   11,100   Carrefour (Retail)                     $   6,523,866
   45,000   Imetal S.A. (Misc. Materials &
              Commodities)                             5,304,356
    4,235   LaFarge Coppee (New) (Building
              Materials & Components)                    280,886
   57,255   LaFarge Coppee (Old) (Building
              Materials & Components)                  3,797,433
   34,000   Legrand S.A. (Electrical Components)       5,691,541
   18,300   Plastic Omnium (Automobilies & Auto
              Parts)                                   1,198,391
   10,000   Sgs Thomson Microelectronics*
              (Electronic Components)                    461,471
   88,000   Sgs Thomson Microelectronics*
              (Electronic Components)                  3,982,000
   95,300   Valeo (Automotive)                         4,308,105
                                                   -------------
                                                      31,548,049
------------------------------------------------------------
Hong Kong--6.7%
6,531,213   CDL Hotels International Ltd.
              (Leisure & Tourism)                      2,956,714
2,350,000   CITIC Pacific, Ltd. (Multi-Industry)       7,340,615
1,852,000   Guoco Group, Ltd. (Multi-Industry)         8,575,738
8,990,000   Hung Hing Printing Group, Ltd.
              (Forest Products & Paper)                1,866,303
1,459,000   Hutchison Whampoa, Ltd.
              (Multi-Industry)                         8,039,191
1,130,000   New World Development Co., Ltd.
              (Property Developement)                  4,399,390
                                                   -------------
                                                      33,177,951
------------------------------------------------------------
Indonesia--0.3%
1,549,000   Kabel Metal Industries, Ltd.
              (Industrial Components)                  1,406,787

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       3 -----

Portfolio of Investments as of October 31, 1995     PRUDENTIAL GLOBAL FUND, INC.

Shares      Description                     Value (Note 1)
    ------------------------------------------------------------
Italy--1.9%
  142,400   Gucci Group N V* (Retail)              $   4,272,000
3,075,000   Telecom Italia Mob*
              (Telecommunications-Unregulated)         5,179,252
                                                   -------------
                                                       9,451,252
------------------------------------------------------------
Japan--14.0%
  159,000   Aiwa Co. (Appliances & Household
              Durables)                                3,452,127
   23,500   Autobacs Seven Co., (Retail)               2,217,848
  243,000   Daibiru Corp. (Property Investment)        2,471,589
      860   Ddi Corp.
              (Telecommunications-Unregulated)         6,972,518
   45,000   Keyence Corp. (Electronic Components
              & Instruments)                           5,545,232
   77,000   Kyocera Corp. (Electronic Components
              & Instruments)                           6,310,611
  425,000   Mitsui Fudosan Co., Ltd. (Property
              Investment)                              4,863,081
  111,000   Nichiei Co. (Financial Services)           6,893,399
  145,000   Nintendo Co., Ltd. (Recreation &
              Other Consumer Goods)                   10,664,059
   92,640   Nissen Co., Ltd. (Retail)                  2,672,743
  248,000   Omron Corp. (Electronic Components &
              Instruments)                             5,796,773
  106,000   Onward Kashiyama (Textile-Apparel
              Manufacturing)                           1,461,712
   96,000   Rohm Co., Ltd. (Electronic
              Components & Instruments)                5,830,416
   92,300   Sony Music Entertainment (Recreation
              & Other Consumer Goods)                  3,953,780
                                                   -------------
                                                      69,105,888
------------------------------------------------------------
Korea--2.4%
    9,408   Pohang Iron & Steel Co., Ltd.
              (Metals-Steel)                             818,889
      829   Samsung Electronics (New)
            (Electronic Components &
              Instruments)                               179,311
   10,597   Samsung Electronics Co.* (New)
              (Electronic Components &
              Instruments)                         $   2,333,653
   39,330   Samsung Electronics Co., Ltd.*
              (Electronic Components &
              Instruments)                             8,635,483
                                                   -------------
                                                      11,967,336
------------------------------------------------------------
Malaysia--3.1%
5,292,000   IJM Corporation Berhad
              (Construction)                           8,708,882
3,003,000   Renong Berhad (Multi-Industry)             4,587,260
  790,000   Technology Resources Industries
              Berhad (Utilities-Telephones)            2,006,102
                                                   -------------
                                                      15,302,244
------------------------------------------------------------
Mexico--1.1%
  573,700   Apasco, S.A. (Building Materials &
              Components)                              2,101,554
1,596,400   Cifra, S.A. de C.V. (Retail)               1,698,345
  866,900   Fomento Economico Mexicano, S.A. de
              C.V. (Beverages & Tobacco)               1,795,852
                                                   -------------
                                                       5,595,751
------------------------------------------------------------
Netherlands--1.6%
   44,600   Heineken N.V. (Beverages & Tobacco)        7,909,304
------------------------------------------------------------
New Zealand--1.5%
2,583,500   Fletcher Challenge, Ltd. (Forest
              Products & Paper)                        6,833,845
  366,563   Fletcher Forestry Challenge, Ltd.
              (Forest Products & Paper)                  505,367
                                                   -------------
                                                       7,339,212
------------------------------------------------------------
Singapore--4.2%
  410,000   Fraser & Neave Ltd. (Beverages &
              Tobacco)                                 4,847,434
1,099,000   Over Seas Union Bank (Banking)             6,846,867
1,083,250   Sembawang Maritime, Ltd. (Energy
              Equipment & Services)                    3,665,795

--------------------------------------------------------------------------------
-----                                  4      See Notes to Financial Statements.

Portfolio of Investments as of October 31, 1995     PRUDENTIAL GLOBAL FUND, INC.

Shares      Description                     Value (Note 1)
    ------------------------------------------------------------
Singapore (cont'd.)
  266,000   United Overseas Bank, Ltd. (Banking)   $   2,335,150
1,737,000   Wing Tai Holdings (Property
              Developement)                            3,012,850
                                                   -------------
                                                      20,708,096
------------------------------------------------------------
Spain--2.9%
   22,132   Acerinox, S.A. (Metals-Steel)              2,328,731
   26,900   Banco Popular Esp (Banking)                4,270,960
  236,062   Centros Commerciale (Pryca) (Retail)       5,025,680
  197,000   Dragados y Construcciones
              (Construction)                           2,580,962
                                                   -------------
                                                      14,206,333
------------------------------------------------------------
Sweden--4.3%
  180,600   Astra B Free (Health & Personal
              Care)                                    6,532,630
   75,000   Autoliv Ab (Automobilies & Auto
              Parts)                                   4,306,707
   84,200   Hennes & Mauritz B Free (Retail)           5,507,581
   93,600   Missouri Och Domsjo AB (Forest
              Products & Paper)                        4,768,169
                                                   -------------
                                                      21,115,087
------------------------------------------------------------
Thailand--0.4%
  116,202   Land & House Public Co., Ltd.
              (Property Developement)                  1,874,747
------------------------------------------------------------
United Kingdom--9.7%
  319,700   Barclays Bank PLC (Banking)                3,747,729
   29,000   Britannic Assured (Insurance)                323,899
1,025,800   British Sky Broadcast (Broadcasting
              & Publishing)                            6,150,483
  319,700   Carlton Communications PLC
              (Broadcasting & Publishing)              4,848,246
  362,000   Commercial Union PLC (Insurance)           3,516,287
  649,300   Guest Keen & Nettlefolds
              (Automotive)                             8,273,734
  540,200   J. Sainsbury PLC (Retail)                  3,606,404
  688,500   Siebe PLC (Machinery & Engineering)    $   8,190,853
2,223,390   Vodafone Group PLC
              (Telecommunications-Unregulated)         9,104,605
                                                   -------------
                                                      47,762,240
------------------------------------------------------------
United States--19.7%
  288,806   Mattel, Inc. (Recreation & Other
              Consumer Goods)                          8,303,172
  157,000   McDonald's Corp. (Food Serving-Fast
              Foods)                                   6,437,000
  290,100   MCI Communications Corp.
              (Telecommunications)                     7,234,369
  118,500   Microsoft Corp.* (Computer Software
              & Services)                             11,850,000
  195,100   Mirage Resorts, Inc.* (Gaming)             6,389,525
   65,700   Mobil Corp. (Energy Sources)               6,619,275
  141,400   Motorola, Inc. (Telecommunication
              Equipment)                               9,279,375
   42,000   Nextel Communications, Inc.*
              (Telecommunications)                       582,750
  208,900   Norwest Corp. (Banking)                    6,162,550
  165,000   Oracle Systems Corp.* (Computer
              Software & Services)                     7,198,125
  270,700   Silicon Graphics, Inc.* (Electronic
              Components)                              9,000,775
   67,000   Texas Instruments Inc. (Electronic
              Components)                              4,572,750
   59,500   Tiffany & Co. (Retail)                     2,595,687
  121,800   Time Warner, Inc. (Entertainment)          4,445,700
  138,900   Viacom Inc.* (Entertainment)               6,910,275
                                                   -------------
                                                      97,581,328
                                                   -------------
            Total common stocks
              (cost US$370,579,469)                  468,776,921
                                                   -------------
Warrants
WARRANTS*--1.2%
------------------------------------------------------------
France
            LaFarge Coppee,
    3,500   Warrants expiring April '96 @ FF460
              (Building Materials & Components)            4,226

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       5 -----

Portfolio of Investments as of October 31, 1995     PRUDENTIAL GLOBAL FUND, INC.

Warrants     Description                     Value (Note 1)
     ------------------------------------------------------------
Japan--0.7%
            Autobacs Seven Co.
      400   expiring Mar. '96 @ Y8,231 (Retail)    $     755,000
            Nissen Co., Ltd.
    1,136   expiring Nov. '96 @ Y1,681 (Retail)        1,425,745
            Nitori Co.,
    5,250   expiring Feb. '98 @ Y3,268 (Retail)          535,856
            Onward Kashiyama
      636   expiring Mar. '96 @ Y1,169 (Textiles
            & Apparel)                                   838,725
                                                   -------------
                                                       3,555,326
------------------------------------------------------------
Singapore--0.5%
            United Overseas Bank, Ltd.,
  666,800   expiring June '97 @ SGO1.5
            (Banking)                                  2,525,579
                                                   -------------
            Total warrants
              (cost US$6,241,321)                      6,085,131
                                                   -------------
            Total long-term investments
              (cost US$376,820,790)                  474,862,052
                                                   -------------
Principal
Amount
(000)        Description                            Value (Note 1)
SHORT-TERM INVESTMENTS--1.2%
------------------------------------------------------------
Repurchase Agreement--1.2%
 USD5,880   Joint Repurchase Agreement Account,
            2.93%, 11/1/95
              (cost US$5,880,000; Note 5)          $   5,880,000
                                                   -------------
------------------------------------------------------------
Total Investments--97.3%
            (cost US$382,700,790; Note 4)            480,742,052
            Other assets in excess of
              liabilities--2.7%                       13,490,762
                                                   -------------
            Net Assets--100%                       $ 494,232,814
                                                   -------------
                                                   -------------
---------------
*Non-income producing security.
ADR--American Depository Receipt
--------------------------------------------------------------------------------
-----                                  6      See Notes to Financial Statements.

Statement of Assets and Liabilities                 PRUDENTIAL GLOBAL FUND, INC.
--------------------------------------------------------------------------------

Assets
                               October 31, 1995
Investments, at value (cost
$382,700,790).................................................................
      $480,742,052
Foreign currency, at value (cost
$12,271,288).............................................................
    12,357,550
Cash.........................................................................
 .............................             161,693
Forward currency contracts--net amount receivable from
counterparties.....................................           4,787,048
Receivable for investments
sold...........................................................................
         3,468,241
Dividends and interest
receivable...................................................................
 ......           1,055,406
Receivable for Fund shares
sold...........................................................................
           615,942
Deferred expenses and other
assets........................................................................
            10,652

                                 ----------------
   Total
assets.......................................................................
 ....................         503,198,584

                                 ----------------
Liabilities
Payable for Fund shares
reacquired...................................................................
 .....           6,952,740
Forward currency contracts--net amount payable to
counterparties..........................................             896,982
Accrued
expenses.....................................................................
 .....................             461,162
Due to
Manager......................................................................
 ......................             320,126
Due to
Distributors.................................................................
 ......................             262,288
Withholding taxes
payable......................................................................
 ...........              71,676
Deferred Thailand capital gains
tax.......................................................................
            796

                                 ----------------
   Total
liabilities..................................................................
 ....................           8,965,770

                                 ----------------
Net
Assets.......................................................................
 .........................        $494,232,814

                                 ----------------

                                 ----------------
Net assets were comprised of:
   Common stock, at
par..........................................................................
 .........        $    324,170
   Paid-in capital in excess of
par.......................................................................
    364,816,144

                                 ----------------

                                    365,140,314
   Undistributed net investment
income....................................................................
      3,385,062
   Accumulated net realized gain on investments and foreign currency
transactions.........................          23,692,735
   Net unrealized appreciation on investments and foreign
currencies......................................         102,014,703

                                 ----------------
Net assets, October 31,
1995.........................................................................
 .....        $494,232,814

                                 ----------------

                                 ----------------
Class A:
   Net asset value and redemption price per share
      ($222,002,113 / 14,304,949 shares of common stock issued and
outstanding)...........................                $15.52
   Maximum sales charge (5% of offering
price)............................................................
    .82
   Maximum offering price to
public.......................................................................
             $16.34
Class B:
   Net asset value, offering price and redemption price per share
      ($268,498,121 / 17,863,731 shares of common stock issued and
outstanding)...........................               $15.03
Class C:
   Net asset value, offering price and redemption price per share
      ($3,732,580 / 248,353 shares of common stock issued and
outstanding)................................               $15.03

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       7 -----

PRUDENTIAL GLOBAL FUND, INC.
Statement of Operations

                                                    Year Ended
Net Investment Loss                              October 31, 1995
Income
  Dividends (net of foreign withholding taxes
     of $725,999).............................     $  6,225,155
  Interest....................................          492,191
                                                 ----------------
     Total income.............................        6,717,346
                                                 ----------------
Expenses
  Management fee..............................        3,481,921
  Distribution fee--Class A...................          435,790
  Distribution fee--Class B...................        2,648,693
  Distribution fee--Class C...................           22,842
  Transfer agent's fees and expenses..........        1,000,000
  Custodian's fees and expenses...............          759,000
  Reports to shareholders.....................          250,000
  Registration fees...........................          135,000
  Directors' fees and expenses................           88,000
  Legal fees and expenses.....................           67,000
  Audit fees and expenses.....................           52,000
  Insurance expense...........................           10,000
  Miscellaneous...............................           28,023
                                                 ----------------
     Total operating expenses.................        8,978,269
                                                 ----------------
Net investment loss...........................       (2,260,923)
                                                 ----------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain on:
  Investment transactions.....................       24,807,445
  Foreign currency transactions...............          507,677
                                                 ----------------
                                                     25,315,122
                                                 ----------------
Net change in unrealized
  appreciation/depreciation on:
  Investments (net of change in deferred
     Thailand capital gains tax of $55,905)...       (2,816,898)
  Foreign currencies..........................        3,991,517
                                                 ----------------
                                                      1,174,619
                                                 ----------------
Net gain on investments and foreign
  currencies..................................       26,489,741
                                                 ----------------
Net Increase in Net Assets
Resulting from Operations.....................     $ 24,228,818
                                                 ----------------
                                                 ----------------

PRUDENTIAL GLOBAL FUND, INC.
Statement of Changes in Net Assets

Increase (Decrease)                    Year Ended October 31,
in Net Assets                           1995            1994
Operations
  Net investment loss.............  $ (2,260,923)   $ (3,531,034)
  Net realized gain on investment
     and foreign currency
     transactions.................    25,315,122      18,037,672
  Net change in unrealized
     appreciation/depreciation of
     investments and foreign
     currencies...................     1,174,619      29,668,338
                                    ------------    ------------
  Net increase in net assets
     resulting from operations....    24,228,818      44,174,976
                                    ------------    ------------
Net equalization credits..........       712,010         193,130
                                    ------------    ------------
Distributions paid to shareholders
  from net realized gains on
  investment and foreign currency
  transactions
  Class A.........................    (1,006,573)             --
  Class B.........................    (5,394,512)             --
  Class C.........................       (20,921)             --
                                    ------------    ------------
                                      (6,422,006)             --
                                    ------------    ------------
Fund share transactions (net of
  share conversions) (Note 6)
  Proceeds from shares sold.......   323,054,908     373,867,022
  Net asset value of shares issued
     in reinvestment of
     distributions................     6,072,122              --
  Cost of shares reacquired.......  (338,953,005)   (225,849,388)
                                    ------------    ------------
  Net increase (decrease) in net
     assets from Fund share
     transactions.................    (9,825,975)    148,017,634
                                    ------------    ------------
Total increase....................     8,692,847     192,385,740
Net Assets
Beginning of year.................   485,539,967     293,154,227
                                    ------------    ------------
End of year.......................  $494,232,814    $485,539,967
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
-----                                  8      See Notes to Financial Statements.

Notes to Financial Statements                       PRUDENTIAL GLOBAL FUND, INC.
--------------------------------------------------------------------------------
Prudential Global Fund, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term capital growth, with income as a secondary objective, by investing in a diversified portfolio of securities consisting of marketable securities of U.S. and non-U.S. issuers.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange as reported by a major bank;
(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year.
Net realized gains on foreign currency transactions of $507,677 represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis.
--------------------------------------------------------------------------------
                                                                         9 -----

Notes to Financial Statements                       PRUDENTIAL GLOBAL FUND, INC.
--------------------------------------------------------------------------------
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.
Equalization: The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Fund's shares.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation
of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease paid-in capital in excess of par by $1,545,933, increase undistributed net investment income by $3,170,874, and decrease accumulated net realized gain on investments and foreign currency transactions by $1,624,941 for the fiscal year ended October 31, 1995.
Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .75 of 1% of the average daily net assets of the Fund.

The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (PMFD and PSI are collectively the referred to as ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the
``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PMFD for distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares, .75 of
1% of the average daily net assets up to the level of average daily net assets as of February 26, 1986, plus 1% of the average daily net assets in excess of such level of the Class B shares and 1% of average daily net assets of Class C shares. Payments made pursuant to the Plans were .25 of 1%, .92% of 1% and
1% of the average daily net assets of Class A, B and C shares, respectively, for the year ended October 31, 1995.
PMFD has advised the Fund that it has received approximately $297,400 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 1995. From these fees, PMFD paid such sales charges to dealers (PSI and Prusec) which in turn paid commissions to salespersons.
PSI has advised the Fund that for the year ended October 31, 1995, it received approximately $812,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
--------------------------------------------------------------------------------
-----                                  10

Notes to Financial Statements                       PRUDENTIAL GLOBAL FUND, INC.
--------------------------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly owned subsidiary of PMF, serves as the Fund's transfer agent and during the year ended October 31, 1995, the Fund incurred fees of approximately $875,000 for the services of PMFS. As of October 31, 1995, approximately $76,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
For the year ended October 31, 1995, PSI and/or its foreign affiliates earned approximately $20,800 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1995 were $229,305,275 and $246,465,097, respectively.
The United States federal income tax basis of the Fund's investments at October 31, 1995 was $382,899,108 and accordingly, net unrealized appreciation for federal income tax purposes was $97,842,944 (gross unrealized appreciation--$114,097,152; gross unrealized depreciation--$16,254,208).
At October 31, 1995, the Fund had outstanding forward currency contracts, both to purchase and sell foreign currencies, as follows:

                         Value at
  Foreign Currency    Settlement Date     Current
 Purchase Contract        Payable          Value       Depreciation
--------------------  ---------------   -----------   --------------
Japanese Yen,
  expiring 5/15/96-
  5/30/96...........    $18,989,892     $18,092,910    $   (896,982)
                      ---------------   -----------   --------------
                      ---------------   -----------   --------------

                        Value at
 Foreign Currency    Settlement Date     Current
   Sale Contract       Receivable         Value       Appreciation
-------------------  ---------------   -----------   --------------
Japanese Yen,
  expiring 5/15/96
  5/30/96..........    $22,879,958     $18,092,910     $4,787,048
                     ---------------   -----------   --------------
                     ---------------   -----------   --------------

Note 5. Joint Repurchase Agreement Account
The Portfolio, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of October 31, 1995, the Portfolio had a .63% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents
$5,880,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:
Goldman Sachs & Co., 5.88%, in the principal amount of $273,000,000, repurchase price $273,044,590, due 11/1/95. The value of the collateral including accrued interest is $278,460,050.
CS First Boston Corp., 5.90%, in the principal amount of $273,000,000, repurchase price $273,044,742, due 11/1/95. The value of the collateral including accrued interest is $278,529,780.
Smith Barney Inc., 5.93%, in the principal amount of $114,753,000, repurchase price $114,771,902, due 11/1/95. The value of the collateral including accrued interest is $117,048,982.
Bear Stearns & Co., 5.875% in the principal amount of $273,000,000, repurchase price $273,044,552, due 11/1/95. The value of the collateral including accrued interest is $278,800,077.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. There are 500 million shares of common stock, $.01 par value per share, divided equally into three classes, designated Class A, Class
B
and Class C common stock.
--------------------------------------------------------------------------------
                                                                        11 -----

Notes to Financial Statements                       PRUDENTIAL GLOBAL FUND, INC.
--------------------------------------------------------------------------------
Transactions in shares of common stock were as follows:

Class A                               Shares          Amount
----------------------------------  -----------    -------------
Year ended October 31, 1995:
Shares sold.......................   14,310,794    $ 203,989,259
Shares issued in reinvestment of
  distributions...................       73,418          983,611
Shares reacquired.................  (15,121,426)    (217,547,014)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............     (737,214)     (12,574,144)
Shares issued upon conversion from
  Class B.........................   10,085,947      130,068,677
                                    -----------    -------------
Net increase in shares
  outstanding.....................    9,348,733    $ 117,494,533
                                    -----------    -------------
                                    -----------    -------------
Year ended October 31, 1994:
Shares sold.......................    8,934,836    $ 124,979,118
Shares reacquired.................   (7,169,344)    (100,448,720)
                                    -----------    -------------
Net increase in shares
  outstanding.....................    1,765,492    $  24,530,398
                                    -----------    -------------
                                    -----------    -------------
Class B
----------------------------------
Year ended October 31, 1995:
Shares sold.......................    8,422,470    $ 116,118,701
Shares issued in reinvestment of
  distributions...................      390,179        5,070,014
Shares reacquired.................   (8,836,648)    (120,783,109)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............      (23,999)         405,606
Shares reacquired upon conversion
  into Class A....................  (10,370,444)    (130,068,677)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................  (10,394,443)   $(129,663,071)
                                    -----------    -------------
                                    -----------    -------------
Year ended October 31, 1994:
Shares sold.......................   17,971,424    $ 247,670,808
Shares reacquired.................   (9,114,786)    (125,372,515)
                                    -----------    -------------
Net increase in shares
  outstanding.....................    8,856,638    $ 122,298,293
                                    -----------    -------------
                                    -----------    -------------
Class C                               Shares          Amount
----------------------------------  -----------    -------------
Year ended October 31, 1995:
Shares sold.......................      210,290    $   2,946,948
Shares issued in reinvestment of
  distributions...................        1,419           18,497
Shares reacquired.................      (46,329)        (622,882)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      165,380    $   2,342,563
                                    -----------    -------------
                                    -----------    -------------
August 3, 1994* through
  October 31, 1994:
Shares sold.......................       84,982    $   1,217,096
Shares reacquired.................       (2,009)         (28,153)
                                    -----------    -------------
Net increase in shares
  outstanding.....................       82,973    $   1,188,943
                                    -----------    -------------
                                    -----------    -------------
---------------
* Commencement of offering of Class C shares.

------------------------------------------------------------
Note 7. Dividends and Distributions
On December 7, 1995, the Board of Trustees of the Fund declared a long term capital gain distribution of $0.715 per share for class A, B and C shares respectively, payable on December 15, 1995 to shareholders of record on December 12, 1995:

--------------------------------------------------------------------------------
-----                                  12

Financial Highlights                                PRUDENTIAL GLOBAL FUND, INC.
--------------------------------------------------------------------------------

Class A

------------------------------------------------------------
                                                                        Year
Ended October 31,

------------------------------------------------------------
                                                        1995           1994
    1993        1992        1991
                                                     -----------     --------
   -------     -------     -------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year...............     $   14.89      $  13.17
   $  9.58     $ 10.08     $  9.19
                                                     -----------     --------
   -------     -------     -------
Income from investment operations
Net investment income (loss).....................           .01          (.04)
      .02         .03         .07
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions..................................           .81          1.76
      3.57        (.53)       1.02
                                                     -----------     --------
   -------     -------     -------
  Total from investment operations...............           .82          1.72
      3.59        (.50)       1.09
                                                     -----------     --------
   -------     -------     -------
Less distributions
Dividends from net investment income.............            --            --
        --          --        (.16)
Distributions paid to shareholders from net
   realized gains on investment and foreign
   currency transactions.........................          (.19)           --
        --          --        (.04)
                                                     -----------     --------
   -------     -------     -------
  Total distributions............................          (.19)           --
        --          --        (.20)
                                                     -----------     --------
   -------     -------     -------
Net asset value, end of year.....................     $   15.52      $  14.89
   $ 13.17     $  9.58     $ 10.08
                                                     -----------     --------
   -------     -------     -------
                                                     -----------     --------
   -------     -------     -------
TOTAL RETURN(b):.................................         5.74%         13.06%
    37.47%      (4.96)%     12.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)....................     $ 222,002      $ 73,815
   $42,021     $13,973     $14,154
Average net assets (000).........................     $ 174,316      $ 58,455
   $21,409     $14,758     $10,593
Ratios to average net assets:
  Expenses, including distribution fees..........          1.51%         1.55%
     1.56%       1.71%       1.72%
  Expenses, excluding distribution fees..........          1.26%         1.30%
     1.36%       1.51%       1.52%
  Net investment income (loss)...................           .10%        (0.29)%
    0.20%       0.22%       0.65%
Portfolio turnover rate..........................            50%           49%
       69%         58%        126%

---------------
 (a) Based on average shares outstanding, by class.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                      13 -----

Financial Highlights                                PRUDENTIAL GLOBAL FUND, INC.
--------------------------------------------------------------------------------

  Class B

---------------------------------------------------------------
                                                                         Year
Ended October 31,

---------------------------------------------------------------
                                                        1995           1994
     1993         1992         1991
                                                     -----------     --------
   --------     --------     --------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period.............     $   14.53      $  12.94
   $   9.47     $  10.05     $   9.14
                                                     -----------     --------
   --------     --------     --------
Income from investment operations
Net investment loss..............................          (.11)         (.13)
      (.04)        (.05)          --
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions..................................           .80          1.72
       3.51         (.53)        1.02
                                                     -----------     --------
   --------     --------     --------
  Total from investment operations...............           .69          1.59
       3.47         (.58)        1.02
                                                     -----------     --------
   --------     --------     --------
Less distributions
Dividends from net investment income.............            --            --
         --           --         (.07)
Distributions paid to shareholders from net
   realized gains on investment and foreign
   currency transactions.........................          (.19)           --
         --           --         (.04)
                                                     -----------     --------
   --------     --------     --------
  Total distributions............................          (.19)           --
         --           --         (.11)
                                                     -----------     --------
   --------     --------     --------
Net asset value, end of period...................     $   15.03      $  14.53
   $  12.94     $   9.47     $  10.05
                                                     -----------     --------
   --------     --------     --------
                                                     -----------     --------
   --------     --------     --------
TOTAL RETURN(b):.................................         4.98%         12.29%
     36.64%       (5.77)%      11.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..................     $ 268,498      $410,520
   $251,133     $178,438     $249,582
Average net assets (000).........................     $ 287,656      $345,771
   $183,741     $210,464     $253,866
Ratios to average net assets:
  Expenses, including distribution fees..........          2.19%         2.24%
      2.24%        2.40%        2.44%
  Expenses, excluding distribution fees..........          1.27%         1.30%
      1.36%        1.51%        1.53%
  Net investment loss............................          (.84)%       (0.97)%
    (0.39)%      (0.47)%      (0.01)%
Portfolio turnover rate..........................            50%           49%
        69%          58%         126%
                                                             Class C
                                                                     August 1,
                                                    Year Ended        Through
                                                   October 31,      October 31,
                                                       1995            1994
                                                   ------------     -----------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period.............    $  14.53        $   14.03
                                                   ------------     -----------
Income from investment operations
Net investment loss..............................        (.11)            (.03)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions..................................         .80              .53
                                                   ------------     -----------
  Total from investment operations...............         .69              .50
                                                   ------------     -----------
Less distributions
Dividends from net investment income.............          --               --
Distributions paid to shareholders from net
   realized gains on investment and foreign
   currency transactions.........................        (.19)              --
                                                   ------------     -----------
  Total distributions............................        (.19)              --
                                                   ------------     -----------
Net asset value, end of period...................    $  15.03        $   14.53
                                                   ------------     -----------
                                                   ------------     -----------
TOTAL RETURN(b):.................................       4.98%             3.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..................    $  3,733        $   1,205
Average net assets (000).........................    $  2,284        $     630
Ratios to average net assets:
  Expenses, including distribution fees..........        2.25%
2.63%(c)
  Expenses, excluding distribution fees..........        1.25%
1.63%(c)
  Net investment loss............................        (.76)%
(1.21)%(c)
Portfolio turnover rate..........................          50%              49%

---------------
 (a) Based on average shares outstanding, by class.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (c) Annualized.
 (d) Commencement of offering of Class C shares.

--------------------------------------------------------------------------------
-----                                  14     See Notes to Financial Statements.

Independent Auditors' Report                        PRUDENTIAL GLOBAL FUND, INC.
--------------------------------------------------------------------------------
The Shareholders and Board of Directors
Prudential Global Fund, Inc.
We have audited the accompanying statement of assets and liabilities including the portfolio of investments, of Prudential Global Fund, Inc., as of October 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Global Fund, Inc. as of October 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.
DELOITTE & TOUCHE LLP
New York, New York
December 13, 1995

Tax Information                                     PRUDENTIAL GLOBAL FUND, INC.
--------------------------------------------------------------------------------
As required by the Internal Revenue Code, we are to advise you within 60 days of the Fund's fiscal year end (October 31, 1995) as to the federal tax status of dividends and distributions paid by the Fund.
During the fiscal year ended October 31, 1995, the Fund paid a long-term capital gains distribution for Class A, Class B and Class C Shares of $.19 per share (taxable as capital gains income). We wish to advise you that the corporate dividends received deduction for the Fund is zero.
For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

Getting The Most From Your
Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It?

Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge -- sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.

A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.

Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

The Prudential Global Fund and the Morgan Stanley Capital
International World Index: Comparing a $10,000 Investment.

Class A

Average Annual                            (CHART)
Total Returns
With Sales Load
6.9% Since Inception
10.7% for 5 Years
 .5% for 1 Year
Without Sales Load
7.9% Since Inception
11.9% for 5 Years
5.7% for 1 Year


Class B

Average Annual                             (CHART)
Total Returns
With Sales Load
13.2% Since Inception
11.4% for 10 Years
10.9% for 5 Years
-.02% for 1 Year
Without Sales Load
13.2% Since Inception
11.4% for 10 Years
11.1% for 5 Years
5.0% for 1 Year


Class C

Average Annual                                (CHART)
Total Returns
With Sales Load
6.9% Since Inception
4.0% for 1 Year
Without Sales Load
6.9% Since Inception
5.0% for 1 Year


Past performance is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, will be worth more or less than their original cost. The charts on the right are designed to give you an idea how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Global Fund (Class A, Class B and Class C) with a similar investment in the Morgan Stanley Capital International World Index by portraying the initial account values at the commencement of operations of Class A and Class C shares and for 10 years for Class B shares, and subsequent account values at the end of this reporting period (October 31), as measured on a quarterly basis, beginning in 1990 for Class A shares, in 1985 for Class B shares and in 1994 for Class C shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on October 31, 1995; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.

The Morgan Stanley World Index is a weighted index comprised of approximately 1,472 securities listed on the stock exchanges of the U.S., Europe, Canada, Australia, New Zealand and the Far East. The World Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the World Index may differ substantially from the securities in the Fund. The World Index is not the only index that may be used to characterize performance of stock funds and other indexes may portray different comparative performance.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292
Toll Free (800) 225-1852
Internet Address:
http:\\www.prudential.com
(LOGO)

Directors
Stephen C. Eyre
Delayne D. Gold
Don G. Hoff
Harry A. Jacobs, Jr.
Sidney R. Knafel
Robert E. LaBlanc
Thomas A. Owens, Jr.
Richard A. Redeker
Clay T. Whitehead

Officers
Richard A. Redeker, President
David W. Drasnin, Vice President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Ellyn C. Acker, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributors
Prudential Mutual Fund Distributors, Inc.
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

744332107                                        MF115E
744332206                                        Cat. #44014AY
744332305